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                                                           EXHIBIT 10.40


                              ADDENDUM
                              --------

        This Addendum made and entered into this 4th day of November, 1996 by and between MIF Realty L.P., a Delaware limited partnership doing business in Kentucky as MIF Realty Limited Partnership ("Landlord") and Equity Insurance Manager's Inc. ("Tenant").

        WHEREAS Landlord and Tenant have entered into an Office Lease Agreement and wish to amend, alter and delete certain provisions therein;

        Now, for valuable considerations including the recitations set out hereinabove the terms and conditions set out hereinbelow and Tenant signing the aforementioned Lease Agreement, it is agreed as follows:

        1.   Section 1(d) is amended as follows:
             "Commencement date" the lease shall commence on February 1, 1997.

        2.   Section 1(e) is amended as follows:
             "Lease Term": Commencing on the Commencement Date and continuing for five (5) years and three (3) months after the Commencement Date.

        3.   Section 1(h) is amended as follows:
             "Net Rentable Area": It is agreed between the Landlord and the Tenant that the net rentable area shall be: 18,370 square feet.

        4. Section 3(b) is amended to provide that if the Premises are not ready for occupancy 180 days after the Commencement Date, Tenant may cancel this Lease by written notice to Landlord delivered within thirty
(30) days after the expiration of such 180 day period.

        5.   Section 5(b) is deleted.

        6.   Section 5(c) is amended such that the interest rate is 2%.

        7. Section 5(d) is amended such that the amount of the rental abatement is $64,295.01 which sum shall apply to the first three months rent under the Lease.
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        8.   "Basic Costs" shall not include costs incurred by Landlord for alterations or improvements which are considered to be capital improvements or replacements under generally accepted accounting principles except as provided in Section 7(h) of the Lease.

        9.   Section 7(a) is amended to delete the word "leasing."

        10. Section 7(e) is amended to delete the words "rental loss or abatement insurance."

        11. Section 7(h) is amended to the extent that it shall not apply to the cost of any capital investment items which are primarily for the purpose of satisfying governmental requirements when such condition existed on the Commencement Date.

        12.  Section 7(i) and (j) are deleted in their entirety.

        13. The last literary paragraph of Section 7 is amended to delete the words "or at Landlord's sole discretion, Landlord will provide at Tenant's expense such audit prepared by a Certified Public Accountant."

        14. Section 10(g) is amended such as to delete the last sentence of the last literary paragraph.

        15.  Paragraph 13 is amended to read as follows:

             Unless otherwise stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the Lease
             Term, except such repairs as may be deemed necessary by Landlord for normal maintenance operations. The obligations of Landlord to maintain and repair the Premises shall be limited to the repair of Building standard items. Any Leasehold Improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to all costs incurred in such maintenance.

        16. The last sentence of Section 17 is redrafted to read as follows:

             Any holding over with the written consent of Landlord shall thereafter constitute this
             Lease a lease from month to month under the terms and provisions of this lease, to the extent applicable to a tenancy from month to month, with a Base Rental of one times that payable at the end of the Lease Term.

        17. Section 18 is amended such that the consent of the Landlord shall not be unreasonably withheld with respect to non-structural alterations that do not affect the HVAC,

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plumbing, electrical or mechanical systems.  The last sentence in
Section 18 is deleted in its entirety.

        18.  Section 20(b) is amended to delete the words "Texas
Architectural Barrier's Act" and to add in their place "or any similar state statute."

        19. Section 23 is amended to provide that Landlord's consent will not be unreasonably withheld or delayed.

        20.  Section 29 is deleted in its entirety.

        21.  Section 30 is amended to read as follows:

             Attorney's Fees
             ---------------

             If a party defaults in the performance of any terms, covenants, agreements, or conditions contained in this Lease which requires a party to place a dispute in the hands of an attorney, or to file suit on same, the unsuccessful party in such litigation shall pay the other party all reasonable attorney's fees and expenses incurred by the successful party.

        22. Section 32 is amended to delete the sentence "Tenant shall also maintain business interruption insurance covering the premises."

        23. Section 33 is amended to require the insurance policy subject to the provisions of this Section to be issued by the binding on an insurance company with an A.M. Best rating of at least A.

        24. ADD: Landlord shall require the property manager to carry third party liability insurance with limits of at least $2,000,000 with an insurance company with an A.M. Best rating of at least A.

        25.  Section 36 shall be amended to add the following sentence:

             If Landlord is unable to repair the Premises and put them in a tenantable position within six (6) months, the Tenant may terminate this Lease at the expiration of such six (6) month period.

        26. Section 48 shall be amended to delete the word "Texas" and insert in its place the word "Kentucky."

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        27.  Section 49 is amended such that the interest rate to be charged is the prime rate charged by Bank One Lexington N.A. adjusted monthly.

        28.  No change.

        29.  Section 52(d) is deleted.

        30.  Section 52(i) is deleted.

        31.  Section 52 (j) is amended to add the following sentence:

             It is understood and agreed that the Tenant may place in the break room on the demised premises vending and dispensing machines for coffee, tea, soft drinks and water.

        32.  Section 55 is deleted in its entirety.

        33. No insurance related entity or an entity occupying less than one-half of the net rentable space in the building shall be allowed to place exterior signage on the building without Tenant's approval.

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        IN WITNESS WHEREOF, Landlord and Tenant have executed this
Addendum in multiple original counter parts as of the day and year first above written.

LANDLORD                      MIF REALTY, L.P., A Delaware limited
                              partnership doing business in
                              Kentucky as MIF
                              Realty Limited Partnership

Signed in the
presence of:                  By:  MIF GEN-PAR L.P., a Delaware
                                   limited partnership doing
                                   business in Kentucky as MIF
                                   Gen-Par Limited Partnership,
                                   its general partner

/s/ Athena Bayman
-----------------------
Signature                          By:  MIF SPONSOR, INC., a Delaware
                                        corporation, its general
                                        partner
Athena Bayman
-----------------------
Printed Name



                                        By: /s/ Michael Hudspeth
                                           --------------------------

                                        Name: Michael Hudspeth
                                             ------------------------

                                        Title: Vice President
                                              -----------------------


TENANT:
                              EQUITY INSURANCE MANAGERS, INC., a
                              Kentucky corporation

Signed in the
presence of:

/s/ Richard E. Vimont
-----------------------
Signature
                              By: /s/ John R. Owens
                                 ------------------------------

                              Name: John R. Owens
                                   ----------------------------

                              Title: President
                                    ---------------------------

Richard E. Vimont
-----------------------
Printed Name



/s/ Judith W. Lopez
-----------------------
Signature


Judith W. Lopez
-----------------------
Printed Name

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